Exhibit 23. 6


                        Consent of Independent Auditors



We consent to the incorporation by reference in Registration Statements Nos. 33-61787, 33-17071 and 33-52598 of CFX Corporation on Form S-8 and Registration Statement No. 33-54363 of CFX Corporation on Form S-3 of our report dated July 20, 1995 on our audit of the financial statements of Milford Co/operative Bank as of June 30, 1995 and for the year then ended.




                              /S/ Shatswell, MacLeod & Company, P.C.


W. Peabody, Massachusetts